                                                                    EXHIBIT 10.1

                               As of July 9, 1998





GT Interactive Software Corp.
16 East 40th Street
New York, New York 10016
Attention: Chief Financial Officer

Ladies and Gentlemen:

            Reference is made to that certain Credit Agreement dated as of January 21, 1997, as amended by the letter agreement dated as of June 30, 1997 and the letter agreement dated as of October 10, 1997 (the "Credit Agreement") among GT Interactive Software Corp. (the "Borrower"), the banks parties thereto (each a "Bank" and collectively, the "Banks"), the Letter of Credit Issuing Banks named therein and Republic National Bank of New York, as agent (the "Agent"). Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings ascribed to them in the Credit Agreement.

            In accordance with Section 9.05 of the Credit Agreement, the undersigned Banks, constituting all of the Banks, and the Borrower hereby agree to further amend the Credit Agreement as follows:

1. As of the Third Amendment Effective Date (as defined in Section 5 hereof), each Bank shall increase its Commitment ("Increase to Commitment") by the amount set forth opposite the name of such Bank directly below:

            Increase to Commitment       Bank
            ----------------------       ----
            $5,250,000                   Republic National Bank of New York

            $3,450,000                   The First National Bank of Chicago

            $3,450,000                   First Union National Bank

            $2,850,000                   European American Bank

                        From the Third Amendment Effective Date up to and
            including September 30, 1998, the term "Commitment" shall be deemed amended to refer to the Commitment of each Bank existing immediately prior to the Third Amendment Effective Date plus such Bank's Increase to Commitment.

                        As of October 1, 1998, the Commitment of each Bank shall
            be automatically reduced by such Bank's Increase to Commitment, and thereupon each Bank's Commitment shall equal such Bank's Commitment immediately prior to the Third Amendment Effective Date.
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2.          The Borrower shall pay to the Agent, for the account of the Banks, ratably in proportion to their Increase to Commitment, on the Third Amendment Effective Date, a non-refundable facility fee in the amount of $15,000. The Borrower also shall pay to the Agent, for its own account, an administrative fee as set forth in a letter between the Borrower and the Agent, There will be no adjustment in respect of facility or other fees heretofore paid or otherwise payable.

3. Except as set forth herein, the Credit Agreement remains unmodified and in full force and effect.

4. In addition to its obligations under the Credit Agreement the Borrower agrees to pay all reasonable out-of-pocket expenses of the Agent, including the reasonable fees and disbursements of Kronish, Lieb, Weiner & Hellman, LLP, special counsel to the Agent, in connection with the preparation of this letter agreement.

5. This letter agreement shall become effective (the "Third Amendment Effective Date") upon receipt by the Agent of (a) a copy of this letter agreement duly executed by the Borrower, each of the Banks and the Agent and (b) an opinion of Messrs. Kramer, Levin, Naftalis & Frankel, counsel to the Borrower, dated the Third Amendment Effective Date, in form and substance satisfactory to the Agent.

6. This letter agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one agreement.

7. This letter agreement shall be governed in all respects by the laws of the State of New York.

                           (Intentionally left blank.)


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                                       REPUBLIC NATIONAL BANK OF NEW YORK
                                       as a Bank, Issuing Bank and Agent


                                       BY: /s/ Estelle Dichazi
                                           ------------------------------
                                           Name: Estelle Dichazi
                                           Title: Senior Vice President


                                       THE FIRST NATIONAL BANK OF CHICAGO


                                       BY: /s/ Juan J. Duarte
                                           ------------------------------
                                           Name: Juan J. Duarte
                                           Title: Assistant Vice President


                                       FIRST UNION NATIONAL BANK


                                       BY: /s/ David V. Ring
                                           ------------------------------
                                           Name: David V. Ring
                                           Title: Vice President


                                       EUROPEAN AMERICAN BANK


                                       BY: /s/ Josephine F. Savastaro
                                           ------------------------------
                                           Name: Josephine F. Savastaro
                                           Title: Vice President


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ACCEPTED AND AGREED TO:

GT INTERACTIVE SOFTWARE CORP.


BY: /s/ David Chemerow
    ------------------------------
    Name: David Chemerow
    Title: President

Each of the undersigned has read the above letter agreement and confirms that its obligations under its respective Continuing General Security Agreement dated as of June 30, 1997, continue in full force and effect and that the security interest granted to Republic National Bank of New York, as agent under the above defined credit Agreement remains a first priority security interest.


HUMONGOUS ENTERTAINMENT, INC.


BY: /s/ Harry Rubin
    ------------------------------
    Name: Harry Rubin
    Title: Vice President


WIZARDWORKS GROUP, INC.


BY: /s/ Harry Rubin
    ------------------------------
    Name: Harry Rubin
    Title: Vice President


FORMGEN, INC.


By: /s/ Harry Rubin
    ------------------------------
    Name: Harry Rubin
    Title: Vice President


G.T. INTERACTIVE SOFTWARE (EUROPE) LIMITED


BY: /s/ Hillary Cole
    ------------------------------
    Name: Hillary Cole
    Title: Director & Secretary


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RENEGADE INTERACTIVE FRANCE S.A.


BY: /s/ Hillary Cole
    ------------------------------
    Name: Hillary Cole
    Title: Director


G.T. INTERACTIVE SOFTWARE GERMANY (GMBH)


BY: /s/ Ivana Soddu
    ------------------------------
    Name: Ivana Soddu
    Title: Director

ONE STOP DIRECT LIMITED

BY: /s/ John Shaw
    ------------------------------
    Name: John Shaw
    Title: Director


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